Equitable Financial Life Insurance Company

Supplement dated October 19, 2020 to the Incentive Life® Prospectus dated May 1, 2020

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding the customer loyalty credit. As applicable to your policy, please note the changes described below.

Effective October 19, 2020, the customer loyalty credit calculation is changed as follows:

Changes to the way the customer loyalty credit is calculated

Currently you are eligible for a non-guaranteed customer loyalty credit which is calculated as an amount equal to a percentage of your unloaned Policy Account Value and is credited at the beginning of each policy month starting on the 6th anniversary of your policy.

Starting on your policy’s next anniversary that falls on or after December 1, 2020, we are changing the way we calculate the customer loyalty credit. The amount of the customer loyalty credit will be determined as follows:

(1)

If the Guaranteed Interest Option (GIO)* crediting rate is equal to 3% annually at the time that your Policy Account Value would be credited, the additional amount credited monthly will be determined as a percentage of the unloaned portion of your Policy Account Value less the unloaned amount you have in our GIO; or

(2)

If the GIO crediting rate is greater than 3% annually at the time that your Policy Account Value would be credited, the additional amount credited monthly will be determined as a percentage of the unloaned portion of your Policy Account Value.

*	the Guaranteed Interest Option is part of what your policy and other supplemental materials may refer to as the “Guaranteed Interest Account”.

Please note that if your policy was issued in NY this change may not apply. To determine if this change applies to your policy or if you would like additional information about this change, please contact us:

By mail:

Equitable Financial Life Insurance Company — Life Operations Center

P.O. Box 1047

Charlotte, North Carolina 28201-1047

By phone:

Monday through Thursday, 8:00 am to 7:00 pm and Friday, 8:00 am to 5:30 pm, Eastern Time: 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

By email:

life-service@equitable.com

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2020 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

EVM-22-20 (10.20)	Catalog No. 161785 (10.20)
Incentive Life ‘99	#76190